SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


                     Date of Report: January 22, 2002


                        Empire Federal Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)


                                  Delaware
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              (State of other jurisdiction of incorporation)

       0-28934                                           81-0512374
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Commission File Number                      I.R.S. Employer Identification No.

                              P.O. Box 1099
                          123 South Main Street
                         Livingston, MT   59047
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                 (Address of principal executive offices)


      Registrant's telephone number (including area code):  (406) 222-1981
                                                            --------------

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Item 5.  Other Events
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     The Registrant previously announced that it had entered into an agreement in principle to acquire Montana First National Bancorporation, Kalispell, Montana. The proposed acquisition is subject to further due diligence and certain customary conditions, including approval from state and federal banking regulators, as well as execution of a mutually agreeable definitive agreement.

     For further information, reference is made to the Registrant's press release dated January 22, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibits

       99      Press Release dated January 22, 2002

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   EMPIRE FEDERAL BANCORP, INC.


DATE: January 22, 2002             /s/William H.Ruegamer
                                   -----------------------------
                                   William H. Ruegamer
                                   President and Chief Executive Officer

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                                Exhibit 99

                   Press Release dated January 22, 2002

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                           FOR IMMEDIATE RELEASE

Contact:  William H. Ruegamer
          President
          406/222-1981

                        EMPIRE FEDERAL BANCORP, INC.

               Empire Federal Bancorp, Inc. Enters Agreement in Principle to Acquire Montana First National Bancorporation

LIVINGSTON, Mont.--(BUSINESS WIRE)--Jan. 22, 2002--Empire Federal Bancorp, Inc. (Nasdaq: National Market "EFBC") has entered an agreement in principle to acquire Montana First National Bancorporation (``Montana First''). Montana First is a commercial bank headquartered in Kalispell, Montana with approximately $26 million in assets and a presence in consumer and commercial banking in the Kalispell market. Financial terms of the transaction are not being disclosed until a definitive agreement is signed.

William Ruegamer, president of Empire Federal Bancorp, Inc. (``Empire''), noted that the possibility of entering Kalispell and the Flathead Valley would compliment Empire's presence in a number of the state's significant markets, including Billings, Bozeman and Missoula. Ruegamer also noted that the proposed acquisition would enhance Empire's efforts to increase its commercial banking activities.

The proposed acquisition is subject to further due diligence and certain customary conditions, including approval from state and federal banking regulators, as well as execution of a mutually agreeable definitive agreement. The acquisition is also subject to final approval by the shareholders of Montana First and the Board of Directors of both companies.

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